September 8, 2021                               Media: Peter Lucht — 781.655.2289
Investors: Kristin Silberberg — 203.900.6854

Citizens Financial Group, Inc. to Acquire JMP Group LLC
Expands capital markets capabilities for commercial clients
Deepens expertise in healthcare, technology, financial services and real estate sectors

PROVIDENCE, RI, and SAN FRANCISCO, CA – Citizens Financial Group, Inc. (NYSE: CFG or “Citizens”) and JMP Group LLC (NYSE: JMP or “JMP”) announced today that they have entered into a definitive merger agreement under which Citizens will acquire JMP in an all-cash transaction.

JMP is a highly regarded capital markets firm that provides investment banking services, including strategic advisory, equity research and sales and trading focused primarily on the healthcare, technology, financial services and real estate sectors. Upon the closing of the transaction, JMP, which was founded in 1999 and is headquartered in San Francisco, will operate as a wholly-owned subsidiary of Citizens.

“The acquisition of JMP represents an attractive opportunity for us to continue to broaden both our capabilities and our customer base in our commercial banking segment,” said Bruce Van Saun, chairman and chief executive officer at Citizens. “The acquisition further strengthens Citizens’ growing corporate finance and strategic advisory capabilities, with a focus on high growth and compelling industry sectors.”

“We are adding a wealth of talented bankers as well as an institutional equities franchise that aligns well with our sector-focused corporate banking philosophy,” added Donald McCree, vice chairman and head of commercial banking at Citizens. “The transaction brings us a strong platform based in San Francisco and New York, expanding both our range of services and our national presence.”

“Citizens takes an approach to business and client service that mirrors our own,” said Joseph Jolson, founder and chairman of JMP. “We are energized by the opportunity to provide new strategic advisory and equities capabilities to Citizens’ corporate client base while simultaneously offering JMP Securities’ clients a highly complementary set of products and services as part of a leading U.S. depository institution.”

Under the terms of the merger agreement, JMP shareholders will receive $7.50 for each common share of JMP they own, or approximately $149 million in cash. The merger agreement has been unanimously approved by the boards of directors of each company, and the transaction is targeted to close in the fourth quarter of 2021, subject to approval by the shareholders of JMP, receipt of required regulatory approvals, and satisfaction of other customary closing conditions. As of September 1, 2021, executive management and members of JMP’s board of directors owned approximately 60% of its outstanding common shares.

Sullivan & Cromwell, LLP served as legal advisor to Citizens in connection with the transaction. Keefe, Bruyette & Woods, A Stifel Company, and JMP Securities LLC served as financial advisors to JMP, and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. served as legal advisor.
Additional Information

Additional Information
A presentation providing additional information on the transaction is available at
https://investor.citizensbank.com/about-us/investor-relations/events-and presentations/2021.aspx

Citizens Financial Group, Inc.

Cautionary Statement About Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and JMP. Words such as “anticipates," "believes," "estimates," "expects,"
"forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and JMP current expectations and assumptions regarding Citizens’ and JMP businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or JMP’s future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or JMP to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and JMP do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and JMP, (4) the risk that the integration of Citizens’ and JMP’s operations will be materially delayed or will be more costly or difficult than expected or that Citizens and JMP are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of JMP, (6) the outcome of any legal proceedings that may be instituted against Citizens and/or JMP, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or JMP’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the applicability of the Bank Holding Company Act (including the Volcker Rule) to JMP, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of JMP and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and securities, trading and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board, Securities and Exchange Commission (the “SEC”), Financial Industry Regulatory Authority and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or JMP’s businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Citizens and JMP disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, JMP and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in JMP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Additional Information and Where to Find It

Citizens Financial Group, Inc.
This communication may be deemed to be solicitation material in respect of the proposed acquisition of JMP by Citizens. In connection with the proposed transaction, JMP intends to file relevant materials with the SEC, including JMP’s proxy statement on Schedule 14A. JMP SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING JMP’S PROXY STATEMENT WHEN IT IS AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain the documents free of charge on the SEC’s website at www.sec.gov, and JMP shareholders will receive information at an appropriate time on how to obtain documents free of charge from JMP that are not currently available.

Participants in Solicitation
JMP and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of JMP common shares in respect of the proposed transaction. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information about JMP’s directors and executive officers is set forth in the proxy statement for JMP’s 2021 Annual General Meeting of Shareholders, which was filed with the SEC on April 28, 2021. Other information regarding the articipants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by JMP and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.
The information contained in this communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Citizens Financial Group, Inc.

Citizens Financial Group, Inc. is one of the nation’s oldest and largest financial institutions, with $185.1 billion in assets as of June 30, 2021. Headquartered in Providence, Rhode Island, Citizens offers a broad range of retail and commercial banking products and services to individuals, small businesses, middle-market companies, large corporations and institutions. Citizens helps its customers reach their potential by listening to them and by understanding their needs in order to offer tailored advice, ideas and solutions. In Consumer Banking, Citizens provides an integrated experience that includes mobile and online banking, a 24/7 customer contact center and the convenience of approximately 3,000 ATMs and approximately 1,000 branches in 11 states in the New England, Mid-Atlantic and Midwest regions. Consumer Banking products and services include a full range of banking, lending, savings, wealth management and small business offerings. In Commercial Banking, Citizens offers a broad complement of financial products and solutions, including lending and leasing, deposit and treasury management services, foreign exchange, interest rate and commodity risk management solutions, as well as loan syndication, corporate finance, merger and acquisition, and debt and equity capital markets capabilities. More information is available at www.citizensbank.com or visit us on Twitter, LinkedIn or Facebook..

About JMP Group LLC
JMP Group LLC is a diversified capital markets firm that provides investment banking, equity research, and sales and trading services to corporate and institutional clients as well as alternative asset management products and services to institutional and high-net-worth investors. JMP conducts its investment banking and research, sales and trading activities through JMP Securities and its venture capital and private capital activities through Harvest Capital Strategies and JMP Asset Management. For more information, visit www.jmpg.com.

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